Exhibit 10.9

葫芦岛七彩蓝莎建筑装饰工程有限公司 Huludao Qicailansha Building Decoration Engineering LLC	《代理战略合作协议》 Agency Strategic Cooperation Agreement

编号：QC-DL-XS-2010-001
NO.: QC-DL-XS-2010-001

代理战略合作协议
Agency Strategic Cooperation Agreement

甲方：葫芦岛七彩蓝莎建筑装饰工程有限公司
Party A: Huludao Qicailansha Building Decoration Engineering LLC
乙方：河南红星矿山机器有限公司
Party B: Henan Hongxing Mining Machine Co., Ltd.

鉴于甲方拥有广阔的市场销售渠道，乙方委托甲方对其生产的矿用设备进行推荐销售，双方以互利互惠、诚实信用为原则，经友好协商，根据《中华人民共和国合同法》及其相关法律法规的规定，特此签订以下条款。
Whereas: Party A has broad market sales channels; Party B entrusts Party A to recommend sales channels for its production of mining equipment; therefore, Party A and Party B hereof signed the following terms through friendly consultations and under the principle of mutual benefit and good faith according to Contract Law of People’s Republic of China and other provisions of relevant laws and regulations.

一、	服务内容
I.	Service Content
乙方同意委托甲方对其生产的矿用设备进行推荐销售，甲方为乙方推荐设备购买企业主体并促成该购买主体与乙方达成设备购买关系。
Party B shall agree to entrust Party A to recommend sales channels for its production of mining equipment, and Party A shall recommend equipment purchase enterprises to Party B and forge purchase relationship between the purchase enterprise and Party B.
在乙方与甲方推荐的设备购买企业主体达成设备购销关系之后，对设备购买企业主体的培训、安检服务视具体情况由甲方予以提供。

葫芦岛七彩蓝莎建筑装饰工程有限公司 Huludao Qicailansha Building Decoration Engineering LLC	《代理战略合作协议》 Agency Strategic Cooperation Agreement

After building equipment purchase and sales relationships by and between Party B and the equipment purchase entities recommended by Party A, Party A shall provide training and maintenance services for the equipment purchase entities according to specific situations.
二、服务费及支付

II. Service Fees and Payments
1、	乙方支付给甲方每笔服务费用根据设备型号规格及销售的金额确定。
Party B shall pay Party A each service fee determined by type specification and sales amount.
2、乙方与设备购买企业主体签订设备购销合同后，甲乙双方签署《备忘录》以确定服务费的具体数额。
   After entering into an equipment purchase and sale contact by and between Party B and equipment purchase enterprise, Party A and Party B shall sign memorandum in order to determine the exact amount of service fees.
3、服务费在乙方收到设备购买企业主体交付的首笔设备款项之日起10日内向甲方全额支付。
   Party B shall pay Party A service fees in full within ten days at the date when Party B receives the initial equipment payment.
4、甲方账户信息
   Party A’s account information
开户行：盛京银行葫芦岛分行营业部
Opening Bank: Shengjing Bank Huludao Branch Banking Dept.
账户名：葫芦岛七彩蓝莎建筑装饰工程有限公司
Account Name: Huludao Qicailansha Building Decoration Engineering LLC
账  号：0701000140300000076
Account No.: 0701000140300000076
三、甲方权利义务

III. Party A’s Rights and Obligations
1、	甲方保证不得与第三人进行恶意串通、损害乙方的合法权益。
Party A shall not maliciously collaborate with the third man or damage legitimate rights and interests of Party B.

葫芦岛七彩蓝莎建筑装饰工程有限公司 Huludao Qicailansha Building Decoration Engineering LLC	《代理战略合作协议》 Agency Strategic Cooperation Agreement

2、甲方须积极为乙方产品开拓市场，提升产品销售量及市场占有率。
   Party A shall actively develop markets for the products of Party B, and improve the sales and market shares of products.
3、甲方有权要求乙方及时支付服务费用。
   Party A is entitled to require Party B to pay service fees in time.
四、乙方权利义务

IV. Party B’s Rights and Obligations
1、乙方在与甲方推荐的设备购买企业主体签订设备购销合同后，须将其复印件备份给甲方。
After entering into an equipment purchase and sale contact by and between Party B and equipment purchase enterprise recommended by Party A, Party B shall give Party A the copy.
2、乙方保证销售的设备符合国家相关质量标准。
   Party B shall guarantee sales of equipment in accordance with relevant national quality standard.
3、按时向甲方支付相应的服务费用。
   Party B shall pay Party A the corresponding service fees on time.
五、合作期限

V．Cooperation Term
本协议期限为两年，自本协议生效之日起计算。
The term of this Agreement shall be two years from the date of signing.
六、商情报告

VI. Market Report
1、甲方有权接受设备购买企业主体对设备的意见和申诉，并及时通知乙方，以关注乙方的切身利益为宜。
    Party A shall have the right to accept opinions and complains of equipment purchase enterprises and timely inform Party B in order to concern Party B’s vital interests.
2、甲方应尽力及时向乙方提供设备的市场和销售竞争等方面的信息。

葫芦岛七彩蓝莎建筑装饰工程有限公司 Huludao Qicailansha Building Decoration Engineering LLC	《代理战略合作协议》 Agency Strategic Cooperation Agreement

   Party A shall provide Party B with market and sales competition and other information.
3、乙方应将设备价格、销售情况或付款方式的任何变化及时通知甲方。
   Party B shall timely inform Party A any change of equipment prices, sales information or payment way.
七、争议解决

VII. Dispute Settlement
在履行本协议过程中，与本协议相关的事项发生争议的，双方协商解决；协商不成的，任何一方均有权向有甲方所在地人民法院提起诉讼。
In the process of implementation of this Agreement, disputes arising from the execution of or in connection with the Agreement shall be settled through friendly consultations; if consultation fails, either party shall be entitled to submit the dispute to local people’s court of Party A.
八、本协议由双方签字盖章之日起生效，一式两份，双方各执一份，具有同等法律效力。

VIII. The Agreement shall become effective after signatures and stamps of the parties and be served in duplicates, each party holding one copy with the equal legal effect.

甲方：葫芦岛七彩蓝莎建筑装饰工程有限公司
Party A: Huludao Qicailansha Building Decoration Engineering LLC
授权代表：
Authorized Representative:

乙方：河南红星矿山机器有限公司
Party B: Henan Hongxing Mining Machine LLC
授权代表：
Authorized Representative:

签署日期：2010年8月2日
Signed on: August 2, 2010